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                                                                    Exhibit 10.3

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form F-4 (No.333-101922) of TRICOM, S.A. of our report dated April 25, 2003 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 20-F.


                                                         /s/ KPMG
Santo Domingo, Dominican Republic          ------------------------------------
May 23, 2003                               Member Firm of KPMG International